UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2019
 ____________________
 Robert Half International Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	RHI	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of stockholders of Robert Half International Inc. (the “Company”) held on May 22, 2019 and described under Item 5.07 below, stockholders approved the amended and restated Stock Incentive Plan (the “Plan”), which had previously been adopted by the Company’s Board of Directors subject to stockholder approval.

The summary of the terms and conditions of the Plan contained on pages 44 to 51 of the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on April 18, 2019, is incorporated herein by reference. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Plan, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 22, 2019, the Company held its annual meeting of stockholders. The four matters voted on by stockholders at the annual meeting were (1) the election of the eight directors named below, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2019, (3) the approval of the amended and restated Stock Incentive Plan, and (4) to approve, on an advisory basis, executive compensation.
The vote for directors was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Julia L. Coronado	93,515,968	70,577	44,020	6,651,516
Dirk A. Kempthorne	92,913,541	650,117	66,907	6,651,516
Harold M. Messmer, Jr.	85,479,998	5,298,004	2,852,563	6,651,516
Marc H. Morial	92,916,212	648,518	65,835	6,651,516
Barbara J. Novogradac	91,895,168	1,690,081	45,316	6,651,516
Robert J. Pace	91,939,086	1,623,281	68,198	6,651,516
Frederick A. Richman	87,955,765	5,608,051	66,749	6,651,516
M. Keith Waddell	88,733,543	4,845,271	51,751	6,651,516

The proposal regarding the ratification of the appointment of PricewaterhouseCoopers LLP as auditors for 2019 was approved by the following vote:

For	98,296,923
Against	1,945,255
Abstain	39,903
Broker Non-Votes	—

The proposal to approve the amended and restated Stock Incentive Plan was approved by the following vote:

For	86,855,752
Against	6,684,662
Abstain	90,151
Broker Non-Votes	6,651,516

The proposal to approve, on an advisory basis, executive compensation was approved by the following vote:

For	82,297,810
Against	10,681,572
Abstain	651,183
Broker Non-Votes	6,651,516

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Amended and Restated Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: May 24, 2019	By:	/s/ EVELYN CRANE-OLIVER
	Name:	Evelyn Crane-Oliver
	Title:	Senior Vice President, Secretary and General Counsel